Exhibit  99.2
                                                                  -------------
                                 ALPHATRADE.COM
                              A Nevada corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of AlphaTrade.com. (the "Company") on Form 10-QSB for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, BROOKE STYBA, Principal Accounting Officer, certify to the best of my knowledge, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




         Dated: May 13, 2003                  /s/  Brooke Styba
                                              ---------------------------------
                                              Its: Principal Accounting Officer



























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